SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2010

Commission File Number: 000-32865

WORDLOGIC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-32865	88-0422023
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

650 West Georgia Street, Suite 2400

Vancouver, British Columbia

Canada V6B 4N7

(Address of principal executive offices)

(604) 257-3600

(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

Phone: 619.399.3090

Fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On August 3, 2010, the Registrant issued a press release announcing that Linda Gaal has been appointed as Director of Marketing for the Company.  Ms. Gaal’s responsibilities as Director include increasing the Company’s online presence among social networking websites as well as enhancing the Company’s online approach to display, search engine optimization, search engine marketing, mobile and web analytics.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On September 15, 2010, the Registrant issued a press release announcing that the Company’s patented, high-speed predictive search technology offers great depth and versatility and places the Company on the cutting edge of search technology.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated August 3, 2010.
99.2	—	Press release dated September 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORDLOGIC CORPORATION
(Registrant)

Date: September 22, 2010	By: /s/ Frank Evanshen
Frank Evanshen President, Chief Executive Officer, Director